Exhibit 99.1

SYCAMORE NETWORKS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On January 31, 2013, Sycamore Networks, Inc. (“Sycamore” or the “Company”) completed the sale of substantially all of Sycamore’s assets primarily related to Sycamore’s Intelligent Bandwidth Management business, including inventory, fixed assets, intellectual property rights (other than patents and patent applications), contracts, certain real estate leases, Sycamore’s subsidiaries in Shanghai (subject to the receipt of government approval), the Netherlands and Japan, and certain shared facilities and assets (together, the “Intelligent Bandwidth Management Business”) to a portfolio company of Marlin Equity Partners (“Buyer”) pursuant to the previously disclosed Asset Purchase and Sale Agreement dated October 23, 2012 by and between Sycamore and Buyer (the “Asset Sale Agreement”), for a total purchase price of $18.75 million in cash (subject to a working capital adjustment as provided in the Asset Sale Agreement) and the assumption by Buyer of certain related liabilities (the “Asset Sale”).

The following Unaudited Pro Forma Consolidated Financial Information of the Company has been derived from the historical financial statements of the Company, as adjusted, to give effect to the Asset Sale. The historical financial information of the Company set forth below has been derived from the historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended July 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended October 27, 2012. The Unaudited Pro Forma Consolidated Balance Sheet as of October 27, 2012 includes pro forma adjustments giving effect to the Asset Sale as if it had occurred on that date. The Unaudited Pro Forma Consolidated Statements of Operations for the three months ended October 27, 2012 and October 29, 2011 and for the years ended July 31, 2012, 2011 and 2010 include pro forma adjustments giving effect to the Asset Sale as if it had occurred on August 1, 2009.

The Unaudited Pro Forma Consolidated Financial Information is presented to comply with the rules and regulations of the Securities and Exchange Commission governing the disclosure of pro forma information. The Unaudited Pro Forma Consolidated Financial Information has been provided for informational purposes only and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Asset Sale occurred as of the dates presented. Furthermore, the Unaudited Pro Forma Consolidated Financial Information does not give effect to any restructuring costs, operational savings or financial conditions that may have impacted the retained business since October 27, 2012. The Unaudited Pro Forma Consolidated Financial Information also does not address any distributions to the Company’s stockholders since October 27, 2012, nor does it address that following the completion of the Asset Sale the Company has no operating assets. Accordingly, the Unaudited Pro Forma Consolidated Financial Information should not be read to be indicative of the Company’s financial condition or results of operations that might be achieved as of any future date or for any future period. The Unaudited Pro Forma Consolidated Financial Information, including the notes thereto, should be read in conjunction with the historical financial statements of Sycamore included in its Annual Report on Form 10-K for the year ended July 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended October 27, 2012.

SYCAMORE NETWORKS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands, except par value)

(Unaudited)

	As of October 27, 2012
	Historical	Adjustments		Pro forma
Assets
Current assets:
Cash and cash equivalents	$105,608	$18,750	(A)	$124,358
Short-term investments	39,938	—		39,938
Accounts receivable, net of allowance for doubtful accounts of $42	5,720	(5,720	) (B)	—
Inventories	8,836	(8,836	) (B)	—
Prepaid and other current assets	828	(460	) (B)	368

Total current assets	160,930	3,734		164,664

Property and equipment, net	3,705	(373	) (B)	3,332
Other assets	348	(330	) (B)	18

Total assets	$164,983	$3,031		$168,014

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$777	$(670	) (B)	$107
Accrued compensation	1,861	(1,121	) (B)	740
Accrued warranty	1,082	(1,082	) (B)	—
Accrued expenses	2,256	(867	) (B)	1,389
Accrued restructuring costs	1,988	—		1,988
Deferred revenue	5,296	(5,296	) (B)	—
Other current liabilities	885	(453	) (B)	432

Total current liabilities	14,145	(9,489)		4,656

Long-term deferred revenue	1,391	(1,391	) (B)	—
Other long-term liabilities	1,965	(260	) (B)	1,705

Total liabilities	17,501	(11,140)		6,361

Total stockholders’ equity	147,482	14,171	(C)	161,653

Total liabilities and stockholders’ equity	$164,983	$3,031		$168,014

The accompanying notes are an integral part of the Unaudited Pro Forma Consolidated Financial Information.

SYCAMORE NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three months ended October 27, 2012
	Historical	Adjustments (D)		Pro forma (E)
Revenue:
Product	$7,184	$(7,184)		$—
Service	4,880	(4,880)		—

Total revenue	12,064	(12,064)		—

Cost of revenue:
Product	3,157	(2,964)		193
Service	1,746	(1,746)		—

Total cost of revenue	4,903	(4,710)		193

Gross profit	7,161	(7,354)		(193)

Operating expenses:
Research and development	6,489	(3,340)		3,149
Sales and marketing	2,381	(1,519)		862
General and administrative	3,087	(2,071	)(F)	1,016
Restructuring	1,988	—		1,988

Total operating expenses	13,945	(6,930)		7,015

Loss from continuing operations	(6,784)	(424)		(7,208)
Interest and other income, net	201	—		201

Loss before income taxes	(6,583)	(424)		(7,007)
Income tax expense	173	(132)		41

Net loss from continuing operations	$(6,756)	$(292)		$(7,048)

Net loss per share:
Basic	$(0.23)	—		$(0.24)
Diluted	$(0.23)	—		$(0.24)
Weighted average shares outstanding:
Basic	28,881	—		28,881
Diluted	28,881	—		28,881

Cash distribution paid per common share	$10.00	—		$10.00

The accompanying notes are an integral part of the Unaudited Pro Forma Consolidated Financial Information.

SYCAMORE NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three months ended October 29, 2011
	Historical	Adjustments (D)	Pro forma (E)
Revenue:
Product	$9,898	$(9,898)	$—
Service	5,482	(5,482)	—

Total revenue	15,380	(15,380)	—

Cost of revenue:
Product	4,368	(4,368)	—
Service	1,894	(1,894)	—

Total cost of revenue	6,262	(6,262)	—

Gross profit	9,118	(9,118)	—

Operating expenses:
Research and development	6,485	(3,384)	3,101
Sales and marketing	2,670	(1,762)	908
General and administrative	1,985	(908)	1,077
Restructuring	(271)	271	—

Total operating expenses	10,869	(5,783)	5,086

Loss from continuing operations	(1,751)	(3,335)	(5,086)
Interest and other income, net	234	—	234

Loss before income taxes	(1,517)	(3,335)	(4,852)
Income tax expense	97	(55)	42

Net loss from continuing operations	$(1,614)	$(3,280)	$(4,894)

Net loss per share:
Basic	$(0.06)	—	$(0.17)
Diluted	$(0.06)	—	$(0.17)
Weighted average shares outstanding:
Basic	28,741	—	28,741
Diluted	28,741	—	28,741

The accompanying notes are an integral part of the Unaudited Pro Forma Consolidated Financial Information.

SYCAMORE NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Year Ended July 31, 2012
	Historical	Adjustments (D)		Pro forma (E)
Revenue:
Product	$34,096	$(34,096)		$—
Service	23,189	(23,189)		—

Total revenue	57,285	(57,285)		—

Cost of revenue:
Product	16,601	(16,376)		225
Service	7,730	(7,730)		—

Total cost of revenue	24,331	(24,106)		225

Gross profit	32,954	(33,179)		(225)

Operating expenses:
Research and development	27,190	(13,924)		13,266
Sales and marketing	10,444	(7,149)		3,295
General and administrative	8,759	(4,270	)(F)	4,489
Asset impairments	790	—		790
Restructuring	(271)	271		—

Total operating expenses	46,912	(25,072)		21,840

Loss from continuing operations	(13,958)	(8,107)		(22,065)
Interest and other income, net	1,098	—		1,098

Loss before income taxes	(12,860)	(8,107)		(20,967)
Income tax expense	64	(76)		(12)

Net loss from continuing operations	$(12,924)	$(8,031)		$(20,955)

Net loss per share:
Basic	$(0.45)	—		$(0.73)
Diluted	$(0.45)	—		$(0.73)
Weighted average shares outstanding:
Basic	28,807	—		28,807
Diluted	28,807	—		28,807

The accompanying notes are an integral part of the Unaudited Pro Forma Consolidated Financial Information.

SYCAMORE NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Year Ended July 31, 2011
	Historical	Adjustments (D)	Pro forma (E)
Revenue:
Product	$24,486	$(24,486)	$—
Service	24,202	(24,202)	—

Total revenue	48,688	(48,688)	—

Cost of revenue:
Product	14,408	(14,408)	—
Service	8,102	(8,102)	—

Total cost of revenue	22,510	(22,510)	—

Gross profit	26,178	(26,178)	—

Operating expenses:
Research and development	26,619	(15,144)	11,475
Sales and marketing	10,755	(7,147)	3,608
General and administrative	8,194	(3,873)	4,321

Total operating expenses	45,568	(26,164)	19,404

Loss from continuing operations	(19,390)	(14)	(19,404)
Interest and other income, net	1,950	—	1,950

Loss before income taxes	(17,440)	(14)	(17,454)
Income tax expense	358	(193)	165

Net loss from continuing operations	$(17,798)	$179	$(17,619)

Net loss per share:
Basic	$(0.62)	—	$(0.62)
Diluted	$(0.62)	—	$(0.62)
Weighted average shares outstanding:
Basic	28,567	—	28,567
Diluted	28,567	—	28,567

Cash distribution paid per common share	$6.50		$6.50

The accompanying notes are an integral part of the Unaudited Pro Forma Consolidated Financial Information.

SYCAMORE NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Year Ended July 31, 2010
	Historical	Adjustments (D)	Pro forma (E)
Revenue:
Product	$44,655	$(44,655)	$—
Service	23,962	(23,962)	—

Total revenue	68,617	(68,617)	—

Cost of revenue:
Product	21,955	(21,955)	—
Service	8,999	(8,999)	—

Total cost of revenue	30,954	(30,954)	—

Gross profit	37,663	(37,663)	—

Operating expenses:
Research and development	31,685	(21,627)	10,058
Sales and marketing	10,942	(8,247)	2,695
General and administrative	9,098	(4,133)	4,965
Asset impairments	1,076	(1,076)	—
Restructuring	5,625	(5,625)	—

Total operating expenses	58,426	(40,708)	17,718

Loss from continuing operations	(20,763)	3,045	(17,718)
Interest and other income, net	5,592	—	5,592

Loss before income taxes	(15,171)	3,045	(12,126)
Income tax expense	(366)	(312)	(678)

Net loss from continuing operations	$(14,805)	$3,357	$(11,448)

Net loss per share:
Basic	$(0.52)	—	$(0.40)
Diluted	$(0.52)	—	$(0.40)
Weighted average shares outstanding:
Basic	28,422	—	28,422
Diluted	28,422	—	28,422

Cash distribution paid per common share	$10.00	—	$10.00

The accompanying notes are an integral part of the Unaudited Pro Forma Consolidated Financial Information.

SYCAMORE NETWORKS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(A)	Reflects proceeds of $18.75 million from the Asset Sale.
(B)	Reflects adjustments to eliminate the assets sold, and liabilities assumed, in the Asset Sale.
(C)	Reflects adjustment for gain on the Asset Sale.
(D)	To eliminate the results of operations for the Intelligent Bandwidth Management Business.
(E)	Includes costs related to the Company’s IQstream mobile broadband optimization products (the “IQstream Business”). As previously reported, subsequent to the periods presented above, the Company halted further development and marketing of the IQstream Business, including the termination of all trials with prospective customers, and initiated various cost reduction actions associated with the IQstream Business.
(F)	Includes transaction costs related to the Asset Sale of $1.2 million for the three months ended October 27, 2012 and $0.5 million for the twelve months ended July 31, 2012.